Exhibit 10.2

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 refers to the Employment Agreement (the “Agreement”), between Hycroft Mining Holding Corporation (“Employer”) and David B. Thomas (“Employee”) dated May 28, 2024, as amended by this Amendment No. 1, dated March 3, 2025.

Capitalized terms used in this Amendment No. 1 and not otherwise defined are used with the meanings given to them in the Agreement.

Pursuant to Paragraph 11 (d) and (g) of the Agreement, the Company and Employee hereby agree to amend the Agreement as follows:

1. The first sentence of Paragraph 6(a)(i) is hereby by deleted and replaced with the following:

“An amount equal to 1.5 multiplied by the Employee’s Base Salary”.

2. The first sentence of Paragraph 6(a)(ii) is hereby by deleted and replaced with the following:

“An amount in cash equal to 1.5 multiplied by the sum of the Executive’s Annual Bonus”.

Except as expressly provided in this Amendment No. 1, all terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date set forth above.

EMPLOYEE		HYCROFT MINING HOLDING CORPORATION

		By:	/s/ Stanton K. Rideout
By:	/s/ David B. Thomas	Name:	Stanton K. Rideout
	David B. Thomas	Its:	Executive President and Chief Financial Officer